                                                        Monthly Operating Report
--------------------------------------------
CASE  NAME:     Daisytek Latin America, Inc.            ACCRUAL BASIS

--------------------------------------------
CASE  NUMBER:   03-34762-HDH-11                         02/13/95, RWD, 2/96

--------------------------------------------
JUDGE:          H.D. Hale
--------------------------------------------

                         UNITED STATES BANKRUPTCY COURT



                NORTHERN         DISTRICT OF               TEXAS
                --------                                   -----

                                 6  DIVISION
                                 -

                            MONTHLY OPERATING REPORT


                           MONTH ENDING: May 31, 2003
                                         ------

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE  PARTY:



/s/ Eric T. Logan                                Interim Chief Financial Officer
-------------------------------------------      -------------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                 TITLE

Eric T. Logan                                    June 20, 2003
-------------------------------------------      -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE


PREPARER:

/s/ Mark Corjay                                  Vice President, Controller
-------------------------------------------      -------------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                          TITLE

Mark Corjay                                      June 20, 2003
-------------------------------------------      -------------------------------
PRINTED NAME OF PREPARER                                   DATE

                                                        Monthly Operating Report

-------------------------------------------
CASE NAME:     Daisytek Latin America, Inc.             ACCRUAL BASIS-1
-------------------------------------------

-------------------------------------------
CASE  NUMBER:  03-34762-HDH-11                          02/13/95, RWD, 2/96
-------------------------------------------

COMPARATIVE  BALANCE  SHEET
==============================================================================================================
                                              SCHEDULE           MONTH               MONTH          MONTH
                                               AMOUNT        -------------------------------------------------
ASSETS                                                         May 2003
--------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                               $0             $113,189
--------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                 $0                   $0
--------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                      $0             $113,189                  $0             $0
==============================================================================================================
4.  ACCOUNTS RECEIVABLE (NET)                 $292,251             $163,023
--------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                 $235,593              $25,033
--------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE
--------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                           $12,922              $12,922
--------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------
      Credit card and other receivables        $60,924            ($111,754)
--------------------------------------------------------------------------------------------------------------
      Taxes receivable                        $815,554             $815,554
--------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                               $876,478             $703,800
--------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                    $1,417,244           $1,017,967                  $0             $0
==============================================================================================================
10. PROPERTY, PLANT & EQUIPMENT                     $0                   $0
--------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED                               $0
    DEPRECIATION / DEPLETION
--------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                       $0                   $0                  $0             $0
==============================================================================================================
13. DUE FROM INSIDERS                               $0
--------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH  LIST)                     $0                   $0
--------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                             $0                   $0
--------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                            $1,417,244           $1,017,967                  $0             $0
==============================================================================================================
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE
--------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                      $287
--------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE
--------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES
--------------------------------------------------------------------------------------------------------------
21. SECURED DEBT
--------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                        $287                  $0             $0
==============================================================================================================
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------
24. SECURED DEBT
--------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                              $48,977               $1,844
--------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                          $2,831,984           $2,870,566
--------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)
--------------------------------------------------------------------------------------------------------------
      Other accounts payable and vendor
      receivables                             $226,845             $138,095
--------------------------------------------------------------------------------------------------------------
      Bank account overdraft                   $21,370                   $0
--------------------------------------------------------------------------------------------------------------
      Accrued expenses                         ($4,069)             $42,978
--------------------------------------------------------------------------------------------------------------
    Intercompany payables                    ($728,102)         ($1,012,743)
--------------------------------------------------------------------------------------------------------------
    TOTAL OTHER                              ($483,956)           ($831,670)
--------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES           $2,397,005           $2,040,740                  $0             $0
==============================================================================================================
29. TOTAL LIABILITIES                       $2,397,005           $2,041,027                  $0             $0
==============================================================================================================
EQUITY
--------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY               ($979,761)           ($979,761)
--------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                               ($43,299)
--------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                             ($979,761)         ($1,023,060)                 $0             $0
==============================================================================================================
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                          $1,417,244           $1,017,967                  $0             $0
==============================================================================================================

                                                        Monthly Operating Report

-------------------------------------------
CASE NAME:     Daisytek Latin America, Inc.             ACCRUAL BASIS-2
-------------------------------------------

-------------------------------------------
CASE  NUMBER:               03-34762-HDH-11             02/13/95, RWD, 2/96
-------------------------------------------

INCOME STATEMENT
===========================================================================================================
                                          MONTH            MONTH              MONTH
                                     --------------------------------------------------           QUARTER
REVENUES                             5/7/03-5/31/03                                                TOTAL
-----------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                          $134,689
-----------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                 $3,220
-----------------------------------------------------------------------------------------------------------
3.  NET REVENUE                             $131,469             $0                 $0                   $0
-----------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
-----------------------------------------------------------------------------------------------------------
4.  MATERIAL
-----------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR
-----------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD
-----------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                $153,555             $0                 $0                   $0
===========================================================================================================
8.  GROSS PROFIT                            ($22,086)            $0                 $0                   $0
-----------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
-----------------------------------------------------------------------------------------------------------
9.  OFFICER / INSIDER COMPENSATION
-----------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING
-----------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                 $21,111
-----------------------------------------------------------------------------------------------------------
12. RENT & LEASE                             $21,586
-----------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                 $42,697             $0                 $0                   $0
===========================================================================================================
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                        ($64,783)            $0                 $0                   $0
-----------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
-----------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)
-----------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT.LIST)
-----------------------------------------------------------------------------------------------------------
    Bank Fees                                 $1,830
-----------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE
-----------------------------------------------------------------------------------------------------------
19. DEPRECIATION / DEPLETION
-----------------------------------------------------------------------------------------------------------
20. AMORTIZATION
-----------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES               $1,830             $0                 $0                   $0
-----------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
-----------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------
24. U.S.TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                 $0             $0                 $0                   $0
===========================================================================================================
27. INCOME TAX                              ($23,314)
===========================================================================================================
28. NET PROFIT (LOSS)                       ($43,299)            $0                 $0                   $0
===========================================================================================================

                                                        Monthly Operating Report

-------------------------------------------
CASE NAME:     Daisytek Latin America, Inc.             ACCRUAL BASIS-2
-------------------------------------------

-------------------------------------------
CASE  NUMBER:               03-34762-HDH-11             02/13/95, RWD, 2/96
-------------------------------------------

=================================================================================================================
                                                MONTH            MONTH              MONTH
                                           --------------------------------------------------           QUARTER
CASH RECEIPTS AND DISBURSEMENTS            5/7/03-5/31/03                                                TOTAL
-----------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                             $0           $113,189           $113,189
-----------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                            $0
-----------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-----------------------------------------------------------------------------------------------------------------
3.  PREPETITION
-----------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                    $390,809
-----------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                        $390,809                 $0                 $0             $0
-----------------------------------------------------------------------------------------------------------------
    NON - OPERATING RECEIPTS
-----------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                        $0
-----------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
     Cash receipts transfer to Daisytek Inc        ($390,809)
-----------------------------------------------------------------------------------------------------------------
     Other cash transfers from Daisytek Inc          $63,278
-----------------------------------------------------------------------------------------------------------------
     TOTAL OTHER                                   ($327,531)
-----------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                   ($327,531)                $0                 $0             $0
=================================================================================================================
10. TOTAL RECEIPTS                                   $63,278                 $0                 $0             $0
=================================================================================================================
11. TOTAL CASH AVAILABLE                             $63,278           $113,189           $113,189             $0
-----------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-----------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                       $9,082
-----------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                $2,108
-----------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                    $47,133
-----------------------------------------------------------------------------------------------------------------
15. SECURED / RENTAL / LEASES
-----------------------------------------------------------------------------------------------------------------
16. UTILITIES                                         $1,529
-----------------------------------------------------------------------------------------------------------------
17. INSURANCE
-----------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES
-----------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES
-----------------------------------------------------------------------------------------------------------------
20. TRAVEL
-----------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT
-----------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE
-----------------------------------------------------------------------------------------------------------------
23. SUPPLIES
-----------------------------------------------------------------------------------------------------------------
24. ADVERTISING
-----------------------------------------------------------------------------------------------------------------
    OTHER OPERATING EXPENSES                          $3,326
-----------------------------------------------------------------------------------------------------------------
    BANK RECONCILIATION ITEMS                      ($113,089)
-----------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                   ($49,911)                $0                 $0             $0
-----------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-----------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES
-----------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES
-----------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)
-----------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                         $0                 $0                 $0             $0
=================================================================================================================
31. TOTAL DISBURSEMENTS                             ($49,911)                $0                 $0             $0
=================================================================================================================
32. NET CASH FLOW                                   $113,189                 $0                 $0             $0
=================================================================================================================
33. CASH - END OF MONTH                             $113,189           $113,189           $113,189             $0
=================================================================================================================

                                                        Monthly Operating Report

----------------------------------------------
CASE NAME:        Daisytek Latin America, Inc.          ACCRUAL BASIS-4
----------------------------------------------

----------------------------------------------
CASE NUMBER:      03-34762-HDH-11                       02/13/95, RWD, 2/96
----------------------------------------------

================================================================================
ACCOUNTS RECEIVABLE AGING             SCHEDULE          MONTH    MONTH   MONTH
                                       AMOUNT     ------------------------------
                                                      May 2003
--------------------------------------------------------------------------------
1. 0-30                              ($21,086)        $40,435
--------------------------------------------------------------------------------
2. 31-60                              $232,866          ($22)
--------------------------------------------------------------------------------
3. 61-90                               $74,886       $197,987
--------------------------------------------------------------------------------
4. 91+                              $1,630,679     $1,549,646
================================================================================
5. TOTAL ACCOUNTS RECEIVABLE        $1,917,345     $1,788,046       $0      $0
--------------------------------------------------------------------------------
6. AMOUNT CONSIDERED UNCOLLECTIBLE  $1,625,094     $1,625,023
================================================================================
7. ACCOUNTS RECEIVABLE (NET)          $292,251       $163,023       $0      $0
================================================================================

AGING OF POSTPETITION TAXES AND PAYABLES                         MONTH: May 2003
                                                                        --------
==============================================================
                         0-30    31-60   61-90    91+
TAXES  PAYABLE           DAYS    DAYS    DAYS     DAYS   TOTAL
--------------------------------------------------------------
1. FEDERAL               $237    $0      $0       $0      $237
--------------------------------------------------------------
2. STATE                   $0    $0      $0       $0        $0
--------------------------------------------------------------
3. LOCAL                  $50    $0      $0       $0       $50
--------------------------------------------------------------
4. OTHER (ATTACH LIST)     $0    $0      $0       $0        $0
==============================================================
5. TOTAL TAXES PAYABLE   $287    $0      $0       $0      $287
==============================================================

==============================================================
6. ACCOUNTS PAYABLE
==============================================================

STATUS OF POSTPETITION TAXES                                     MONTH: May 2003
                                                                        --------
================================================================================
                         BEGINNING         AMOUNT                     ENDING
                            TAX         WITHHELD AND/     AMOUNT        TAX
FEDERAL                  LIABILITY*      OR ACCRUED        PAID      LIABILITY
--------------------------------------------------------------------------------
1.  WITHHOLDING**            $0             $998           $943         $55
--------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**          $0             $654           $563         $91
--------------------------------------------------------------------------------
3.  FICA-EMPLOYER**          $0             $654           $563         $91
--------------------------------------------------------------------------------
4.  UNEMPLOYMENT             $0               $5             $5          $0
--------------------------------------------------------------------------------
5.  INCOME                   $0               $0             $0          $0
--------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)      $0               $0             $0          $0
================================================================================
7.  TOTAL FEDERAL TAXES      $0           $2,311         $2,074        $237
================================================================================
STATE AND LOCAL
--------------------------------------------------------------------------------
8.  WITHHOLDING              $0               $0             $0          $0
--------------------------------------------------------------------------------
9.  SALES                    $0               $0             $0          $0
--------------------------------------------------------------------------------
10. EXCISE                   $0               $0             $0          $0
--------------------------------------------------------------------------------
11. UNEMPLOYMENT             $0              $34            $34          $0
--------------------------------------------------------------------------------
12. REAL PROPERTY            $0               $0             $0          $0
--------------------------------------------------------------------------------
13. PERSONAL PROPERTY        $0              $50             $0         $50
--------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)      $0               $0             $0          $0
================================================================================
15. TOTAL STATE & LOCAL      $0              $84            $34         $50
================================================================================
16. TOTAL TAXES              $0           $2,395         $2,108        $287
================================================================================
* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        Monthly Operating Report
----------------------------------------------
CASE NAME:        Daisytek Latin America, Inc.          ACCRUAL BASIS-5
----------------------------------------------

----------------------------------------------
CASE NUMBER:                   03-34762-HDH-11          02/13/95, RWD, 2/96

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                 MONTH: May 2003
                                                                        --------

BANK  RECONCILIATIONS
                                       Account #1      Account #2      Account #3
===============================================================================================
A.  BANK:                                Bank One         Chase      Bank of America
-----------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                      63681002       885175302      3752175811        TOTAL
-----------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                    Disbursement     Depository     Depository
===============================================================================================
1.  BALANCE PER BANK STATEMENT            $47,751          $100             $0          $47,851
-----------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED           $0            $0             $0               $0
-----------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS          $68,544            $0             $0          $68,544
-----------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS               $20,793      $112,337           $752         $133,882
-----------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                $0      $112,437           $752         $113,189
-----------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN             7341         n/a             n/a
===============================================================================================
INVESTMENT ACCOUNTS
===============================================================================================
                                        DATE OF         TYPE OF        PURCHASE        CURRENT
BANK, ACCOUNT NAME & NUMBER             PURCHASE       INSTRUMENT        PRICE          VALUE
-----------------------------------------------------------------------------------------------
7.
-----------------------------------------------------------------------------------------------
8.
-----------------------------------------------------------------------------------------------
9.
-----------------------------------------------------------------------------------------------
10.
-----------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                      $0               $0
===============================================================================================

CASH
===============================================================================================
12. CURRENCY ON HAND                                                                        $0
===============================================================================================

===============================================================================================
13. TOTAL CASH - END OF MONTH                                                         $113,189
===============================================================================================

                                                        Monthly Operating Report
-----------------------------------------------
CASE NAME:         Daisytek Latin America, Inc.         ACCRUAL BASIS-6
-----------------------------------------------
CASE NUMBER:       03-34762-HDH-11                      02/13/95, RWD, 2/96
-----------------------------------------------
                                                                MONTH:  May 2003
                                                                        --------
======================================
PAYMENTS TO INSIDERS AND PROFESSIONALS
======================================

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

================================================================================
                                    INSIDERS
================================================================================
                                TYPE  OF              AMOUNT        TOTAL PAID
              NAME              PAYMENT                PAID           TO DATE
--------------------------------------------------------------------------------
1.  See Daisytek, Incorporated
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                           $0                 $0
================================================================================

=========================================================================================================================
                                                              PROFESSIONALS
                                  DATE OF COURT                                                                 TOTAL
                                ORDER AUTHORIZING     AMOUNT           AMOUNT             TOTAL PAID           INCURRED
                   NAME             PAYMENT          APPROVED           PAID                TO DATE            & UNPAID*
-------------------------------------------------------------------------------------------------------------------------
1.  See Daisytek, Incorporated
-------------------------------------------------------------------------------------------------------------------------
2.
-------------------------------------------------------------------------------------------------------------------------
3.
-------------------------------------------------------------------------------------------------------------------------
4.
-------------------------------------------------------------------------------------------------------------------------
5.
-------------------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                                      $0                 $0                  $0                  $0
=========================================================================================================================

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

=================================================================
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS
=================================================================

                                                     SCHEDULED          AMOUNTS
                                                      MONTHLY            PAID               TOTAL
                                                      PAYMENTS           DURING             UNPAID
NAME OF CREDITOR                                        DUE              MONTH           POSTPETITION
--------------------------------------------------------------------------------------------------------
1.
--------------------------------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------------------------------
6.  TOTAL                                                $0                 $0                  $0
========================================================================================================

                                                        Monthly Operating Report
---------------------------------------------
CASE  NAME:      Daisytek Latin America, Inc.           ACCRUAL  BASIS-7
---------------------------------------------

---------------------------------------------
CASE  NUMBER:    03-34762-HDH-11                        02/13/95, RWD, 2/96
---------------------------------------------

                                                                 MONTH: May 2003
                                                                        --------
QUESTIONNAIRE
================================================================================
                                                                   YES     NO
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?         X-Sch A
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                              X
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR
    LOANS) DUE FROM RELATED PARTIES?                                        X
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
    REPORTING PERIOD?                                            X-Sch B
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR
    FROM ANY PARTY?                                                         X
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?            X
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?              X
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING
    PERIOD?                                                      X-Sch A
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
================================================================================

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INSURANCE
================================================================================
                                                              YES        NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND
    OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?             X
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                     X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
================================================================================

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
                              INSTALLMENT PAYMENTS
================================================================================
       TYPE  OF                                                 PAYMENT AMOUNT
        POLICY               CARRIER       PERIOD COVERED        & FREQUENCY
--------------------------------------------------------------------------------
See Daisytek, Incorporated
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================

--------------------------------------------
CASE NAME:      Daisytek Latin America, Inc.
--------------------------------------------

--------------------------------------------
CASE NUMBER:                 03-34762-HDH-11
--------------------------------------------

SCHEDULE A (MOR 7 DETAIL)

MOR_7: Question #1 - INVENTORY TRANSFERS
DAISYTEK LATIN AMERICA

         Customer                Transaction Type            Extd Cost    Extd Price
MEM-MEM TO ARLINGTON IND (CHI)   Intercompany Sale          177,827.65    185,828.57
MEM-MEM TO ARLINGTON IND (CHI)   Intercompany Sale           34,954.20     31,929.74
MEM-MEM TO ARLINGTON IND (CHI)   Intercompany Sale            9,989.92      9,687.11
MEM-MEM TO ARLINGTON IND (CHI)   Intercompany Sale           24,725.54     24,797.88
DZTK MEI-MDF (POST CH 11)        Intercompany Sale          136,105.23    131,082.49
DAISYTEK CANADA                  Intercompany Sale              445.50        454.50
                                                            384,048.04    383,780.29

CASE NO. 03-34762-HDH-11

INTERIM ORDER PURSUANT TO SECTIONS 105,363(b) AND 363(f) OF
THE BANKRUPTCY CODE AUTHORIZING AND APPROVING
PROCEDURES AND SALE OF CERTAIN INVENTORY

MOR_7: Question #1 - NON-INVENTORY TRANSFERS

                                            Accumulated
Transfer to:                   Gross       Depreciation     Net Bk Value
                               -----       ------------     ------------
Digital Storage, Inc.         504,218        430,158         74,060

MOR_7: Question #4

Vendor                                                             AMT$
AT&T WIRELESS AURORA                                                $116.07
FLORIDA POWER & LIGHT CO.                                         $1,413.17
MORALES EDITH                                                     $1,352.33
MORALES, Edith                                                      $593.08
YESENIA IGLESIAS                                                  $1,380.00
AT & T  80018597924                                               $1,872.81
AT&T WIRELESS AURORA                                                 $84.46
                                       Total                      $6,811.92

MOR_7: Question #11

                Jurisdiction      Amount     Date Paid      Entity
                ------------      ------     ---------      ------
Daisytek Latin America, Inc.
----------------------------
FL                              47,132.80     5/9/2003   Latin America

Tax Type           Description             Payee Name
--------           -----------             ----------
Sales Tax   Audit Payment (1996-2001)  Florida Department of Revenue

Address                        City     State     Zip
-------                        ----     -----     ---
5050 W. Tennessee Street   Tallahassee   FL    32399-0125

---------------------------------------------------
CASE NAME:             Daisytek Latin America, Inc.
---------------------------------------------------

---------------------------------------------------
CASE NUMBER:                        03-34762-HDH-11
---------------------------------------------------

SCHEDULE B - QUESTION 4 DETAIL (MOR 7)

VENDOR#    VENDOR NAME                 REMARK             OBJ         AMT$
10004718   AT & T  80018597924         Computer Check    1011      1,872.81
28037913   AT&T WIRELESS AURORA        Computer Check    1011        200.53
13363791   FLORIDA DEPT. OF REVENUE    Computer Check    1011     47,132.80
13381324   FLORIDA POWER & LIGHT CO.   Computer Check    1011      1,413.17
12935671   MORALES, Edith              Computer Check    1011        593.08

           Total                                         Total    51,212.39
                                                                  =========